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                                                         Exhibit A



                                                                                                               Pro Forma
                                        III             Chiralt            Rose Cos.        Adjustments        Combined

  THREE MONTHS ENDED JUNE 30, 1997
Sales and revenues                                     $     6,522        $ 1,782,388                         $ 1,788,910
Cost of sales                                          $     1,970        $ 1,479,766                         $ 1,481,736
                                   ---------------------------------------------------------------------------------------
Gross profit                        $         -        $     4,552        $   302,622        $      -         $   307,174
Other expense (income):
 Selling, general and admin         $     7,530        $   760,797        $   351,077                         $ 1,119,404
 Other, net                                                               $    40,938                         $    40,938
                                   ---------------------------------------------------------------------------------------
                                    $     7,530        $   760,797        $   392,015        $      -         $ 1,160,342
                                   ---------------------------------------------------------------------------------------
                                    $    (7,530)       $  (756,245)       $   (89,393)       $      -         $  (853,168)
Income tax benefit                  $         -                           $   (44,000)                        $   (44,000)
                                   =======================================================================================
Net loss                            $    (7,530)       $  (756,245)       $   (45,393)       $      -         $  (809,168)
                                   =======================================================================================
Net loss per share                                                                                                  $(.05)
                                                                                                                    ======

  YEAR ENDED MARCH 31, 1997
Sales and revenues                                                        $ 6,698,612                         $ 6,698,612
Cost of sales                                                             $ 5,284,134                         $ 5,284,134
                                   ---------------------------------------------------------------------------------------
Gross profit                        $         -        $         -        $ 1,414,478        $      -         $ 1,414,478
Other expense (income):
 Selling, general and admin         $    25,000        $   854,559        $   949,392                         $ 1,828,951
 Other, net                                                               $    63,631                         $    63,631
                                   ---------------------------------------------------------------------------------------
                                    $    25,000        $   854,559        $ 1,013,023        $      -         $ 1,892,582
                                   ---------------------------------------------------------------------------------------
                                    $   (25,000)       $  (854,559)       $   401,455        $      -         $  (478,104)
Income tax expense                  $         -        $         -        $   160,000                         $   160,000
                                   =======================================================================================
Net loss                            $   (25,000)       $  (854,559)       $   241,455        $      -         $  (638,104)
                                   =======================================================================================
Net loss per share                                                                                                  $(.04)
                                                                                                                    ======


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